UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2011

First Niagara Financial Group, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	000-23975	42-1556195
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

726 Exchange Street, Suite 618, Buffalo, NY	14210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 819-5500

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The unaudited consolidated financial statements of Harleysville National Corporation (“Harleysville”) as of and for the three months ended on March 31, 2010 are attached to this Current Report on Form 8-K as Exhibit 99.1, and the unaudited pro forma combined condensed consolidated financial statements of First Niagara Financial Group, Inc. (the “Company”), reflecting the acquisition of NewAlliance Bancshares, Inc., as of and for the three months ended on March 31, 2011 are attached hereto as Exhibit 99.2. This Current Report on Form 8-K is being filed for the purpose of filing Exhibits 99.1 and 99.2 as exhibits to the Company’s effective registration statement on Form S-3 (File No. 333-153640) (the “Registration Statement”), as amended and supplemented from time to time, and such exhibits are hereby incorporated by reference into the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	The unaudited consolidated financial statements of Harleysville National Corporation as of and for the three months ended on March 31, 2010.

99.2	The unaudited pro forma combined condensed consolidated financial statements of First Niagara Financial Group, Inc. as of and for the three months ended on March 31, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Niagara Financial Group, Inc.
(Registrant)
August 8, 2011	/s/ GREGORY W. NORWOOD
(Date)	Gregory W. Norwood
Chief Financial Officer
(Duly authorized representative)

EXHIBIT INDEX

No.	Description

99.1	The unaudited consolidated financial statements of Harleysville National Corporation as of and for the three months ended on March 31, 2010.

99.2	The unaudited pro forma combined condensed consolidated financial statements of First Niagara Financial Group, Inc. as of and for the three months ended on March 31, 2011.